                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)            August 22, 1995
                                                 ------------------------------


                   WASHINGTON REAL ESTATE INVESTMENT TRUST
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         District of Columbia                  1-6622                           53-0261100
----------------------------------------------------------------------------------------------------
(State or other jurisdiction of            (Commission File                  (IRS Employer
  incorporation)                             Number)                          Identification Number)


         10400 Connecticut Avenue, Kensington, Maryland                      20895
----------------------------------------------------------------------------------------------
         (Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code          (301) 929-5900
                                                  ------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On August 22, 1995 Washington Real Estate Investment Trust (WRIT) purchased Frederick County Square, a 233,000 square foot shopping center located on West Patrick Street (U.S. Route 40) in Frederick, Maryland from Noro-Frederick Square Holdings, B.V., for a purchase price of $13,350,000. As part of the purchase price, WRIT assumed an existing mortgage of approximately $7,752,000, bearing interest at 9% and maturing on January 1, 2003. The cash portion of the purchase price was paid out of working capital, which includes the net proceeds of WRIT's recent public offering. On date of acquisition, the center was 100% leased to 23 tenants and is anchored by K-Mart, MJ Designs, F&M Drugs and Jo-Ann Fabrics.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements of Businesses Acquired

                 The acquisition, when aggregated with previously reported acquisitions completed on January 26, 1995 and May 17, 1995, constitutes the acquisition of a "significant amount of assets" as defined in regulation S-X. Financial statements for a substantial majority of the assets acquired are as follows:

                 1. 6110 Executive Boulevard - Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 1994.
                 2.  Norconcord Limited Partnership (Tech 100 Industrial Park)
                     - Audited Statement of Operations (not including management, interest, depreciation and amortization expenses) for the year ended December 31, 1994.

         (b) Pro Forma Financial Information - reported for 6110 Executive Boulevard and Norconcord Limited Partnership (Tech 100 Industrial Park) is per the attached pages 4 and 5, respectively.


         (c)     Exhibits - none

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         WASHINGTON REAL ESTATE INVESTMENT TRUST
                         ---------------------------------------
                                       (Registrant)




                          By: /s/ Laura M. Franklin
                             ---------------------------------------
                                  (Signature)

                              Laura M. Franklin
                              Vice President and
                              Chief Accounting Officer




         November 6, 1995
-------------------------------------------
                 (Date)

                    WASHINGTON REAL ESTATE INVESTMENT TRUST
         PRO FORMA CONDENSED BALANCE SHEET AND STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994



         The pro forma Balance Sheet of December 31, 1994 presents combined financial information as if these acquisitions had taken place as of December 31, 1994. The pro forma Statement of Operations for the year ended December 31, 1994 presents combined financial information as if these acquisitions had taken place as of January 1, 1994. WRIT purchased 6110 Executive Boulevard on January 26, 1995 and Tech 100 Industrial Park on May 17,1995.

         The pro forma Statement of Operations shows higher earnings in the amount of $729,922 due to certain pro forma adjustments required to reflect the operating results as if both properties had been acquired at the beginning of 1994. These adjustments reflect higher pro forma operating income on the acquired properties compared to the pro forma average cost of interest of 6.7% on the $23,000,000 of borrowed funds and the reduction in investment income used in the acquisition of 6110 Executive Boulevard.





                            PRO FORMA BALANCE SHEET
                               DECEMBER 31, 1994

                                                                                                 PRO
                                                                                                FORMA                 PRO
                                                                           REGISTRANT           ADJ'S                FORMA
                                                                           ----------        ------------        -------------
Assets
  Real estate at cost                                                      $206,377,733   (1)  23,346,145          229,723,878
  Accumulated depreciation                                                  (36,588,540)                           (36,588,540)
                                                                          -------------      ------------        -------------
                                                                            169,789,193        23,346,145          193,135,338
  Mortgage note receivable                                                      800,000                                800,000
                                                                          -------------      ------------        -------------
      Total Investment in Real Estate                                       170,589,193        23,346,145          193,935,338

  Cash and cash equivalents, receivables,
      prepaid expenses and other assets                                       6,782,127   (1)     157,535            6,939,662
  Marketable investment securities                                            1,434,790   (1)    (346,145)           1,088,645
                                                                          -------------      ------------        -------------

                                                                           $178,806,110       $23,157,535         $201,963,645
                                                                          =============      ============        =============
Liabilities
  Line of credit payable                                                     18,000,000   (1)  23,000,000           41,000,000
  Accounts payable and other liabilities                                      4,629,248                              4,629,248
  Tenant security deposits                                                    1,517,762   (1)     157,535            1,675,297
                                                                          -------------      ------------        -------------
                                                                            $24,147,010        23,157,535           47,304,545
Shareholders' Equity
  Shares of beneficial interest, unlimited
      authorization, without par value                                      139,340,435                            139,340,435
  Undistributed gains on real estate
      dispositions                                                           15,318,665                             15,318,665
                                                                          -------------      ------------        -------------

                                                                            154,659,100                            154,659,100
                                                                          -------------      ------------        -------------

                                                                           $178,806,110       $23,157,535         $201,963,645
                                                                          =============      ============        =============

(1) Adjustment to reflect 6110 Executive Boulevard purchase cost of $16,516,213 funded with $516,213 of marketable securities proceeds and $16,000,000 of short term debt and further adjusted to reflect Tech 100 purchase cost of $6,829,932 funded with $7,000,000 of short term debt.

                   WASHINGTON REAL ESTATE INVESTMENT TRUST
                      PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                                                  PRO
                                                              6110                               FORMA            PRO
                                           REGISTRANT      EXEC. BLVD.      TECH 100             ADJ'S           FORMA
                                           ----------      -----------      --------             -----           -----

    Real Estate Revenue                     $45,511,482      $3,190,048      $1,001,480                         49,703,010
    Real Estate Expenses                    (14,030,844)     (1,305,934)       (177,226)    (1)    (82,468)    (15,596,472)
                                          --------------   -------------   -------------        -----------  --------------

                                             31,480,638       1,884,114         824,254            (82,468)     34,106,538
    Depreciation                             (3,978,301)                                    (2)   (277,314)     (4,255,615)
                                          --------------   -------------   -------------        -----------  --------------

    Income From Real Estate                  27,502,337       1,884,114         824,254           (359,782)     29,850,923

    Other Income (Expense)
      Investment Income                        (550,276)                                    (3)    (15,403)       (565,679)
      Interest Expense                         (614,162)                                    (4) (1,603,261)     (2,217,423)
      General and Administrative             (3,215,659)                                                        (3,215,659)
                                          --------------   -------------   -------------       ------------  --------------

    Net Income                              $23,122,240      $1,884,114        $824,254        ($1,978,446)    $23,852,162
                                          ==============   =============   =============       ============  ==============

    Net Income Per Share                           0.82                                                               0.84

    Weighted Average Number
      of Shares                              28,239,420                                                         28,239,420


    (1)  Property Management Fees based on rate schedule paid by Registrant.

    (2) Depreciation over 30 years, based upon the portion of the puchase price allocated to building and improvements.

    (3) Reduction of Investment Income attibutable to $516,000 portion of purchase cost funded with proceeds of Registrant's marketable securities for the acquisition of 6110 Executive Boulevard and excess proceeds of $170,000 from borrowings for the acquisition of Tech 100. In summary, a net reduction in marketable securities of $346,000. In 1994, the Registrant's effective rate of interest on marketable investment securities was approximately 4.45%.

    (4) Interest expense of $1,153,511 based on Registrant's borrowing at prime of 9% for 67 days and 6.8% thereafter, on $16,000,000 borrowed for the acquisition of 6110 Executive Boulevard. Interest expense of $449,750 at the Registrant's rate of 6.425% on $7,000,000 borrowed for the acquisition of Tech 100 for a total interest expense of $1,603,261.

    Note: The above statement does not give effect to the July 18, 1995 Underwriting of the Registrant of which, a portion of the proceeds were used to repay a portion of the $23,000,000 of borrowings used to finance the above acquisitions.

                            6110 EXECUTIVE BOULEVARD


                                    CONTENTS


                                                                                                              Page
                                                                                                              ----
Independent Auditors' Report                                                                                     1

Historical Summary of Gross Income and Direct Operating Expenses                                                 2

Notes to Historical Summary of Gross Income and Direct Operating Expenses                                        3

[STOY-MALONE LOGO]                                  Stoy, Malone & Company, P.C.
                                                    Certified Public Accountants




                          Independent Auditors' Report


To the Board of Trustees of
Washington Real Estate Investment Trust


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of 6110 Executive Boulevard ("Historical Summary") for the year ended December 31, 1994. This Historical Summary is the responsibility of the Building's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Building's revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of 6110 Executive Boulevard for the year ended December 31, 1994, in conformity with generally accepted accounting principles.


/s/ STOY, MALONE & COMPANY, P.C.
--------------------------------
STOY, MALONE & COMPANY, P.C.

Bethesda, Maryland
October 11, 1995

                            6110 EXECUTIVE BOULEVARD

                    HISTORICAL SUMMARY OF GROSS INCOME AND
                          DIRECT OPERATING EXPENSES

                          Year Ended December 31, 1994

Gross income:
  Base rent                                             $ 2,806,168
  Expense recoveries                                        119,517
  Parking                                                   228,161
  Other                                                      36,202
                                                        -----------
       Total gross income                               $ 3,190,048
                                                        ===========

Direct operating expenses:
  Administrative                                             84,762
  Cleaning                                                  190,575
  Grounds maintenance                                        32,248
  Insurance                                                  14,548
  Real estate taxes                                         177,056
  Repairs and maintenance                                   372,362
  Security                                                   12,213
  Utilities                                                 420,820
  Other                                                       1,350
                                                        -----------
       Total direct operating expenses                  $ 1,305,934
                                                        ===========





The Notes to Historical Summary of Gross Income and Direct Operating Expenses are an Integral part of this summary.

                           6110 EXECUTIVE BOULEVARD

               NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND
                           DIRECT OPERATING EXPENSES



NOTE I - NATURE OF BUSINESS:

6110 Executive Boulevard (the "Building") is an office building located in Rockville, Maryland. The Building has approximately 198,000 square feet of rentable space.

The Building's operations consist of leasing commercial office space to various tenants. Expense recoveries represent operating expenses, including real estate taxes, billed to the tenants and are recognized in the period the expenses are incurred.

All leases are classified as operating leases and expire at various dates prior to 2005. The following is a schedule by years of future minimum rents receivable on noncancelable operating leases as of December 31, 1994:

                 1995                                            $2,778,877
                 1996                                             2,076,572
                 1997                                             1,848,221
                 1998                                             1,490,961
                 1999                                             1,024,202
                 Thereafter                                         454,851

During the year ended December 31, 1994, one tenant accounted for approximately 13% of the base rents recognized in the Historical Summary.

NOTE 2 - BASIS OF PRESENTATION:

Washington Real Estate Investment Trust purchased the Building in January, 1995. The accompanying Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of the Building, exclusive of the following expenses which may not be comparable to the proposed future operations of the Building:

                 (a) Interest expense on existing mortgages and borrowings
                 (b)  Depreciation of property and equipment
                 (c)  Management and leasing fees
                 (d)  Provisions for income taxes

                 NORCONCORD LIMITED PARTNERSHIP

                 TECH 100 INDUSTRIAL PARK

                 FINANCIAL STATEMENT

                 DECEMBER 31, 1994





PAUL BROWNER, Chartered - Certified Public Accountants 932 HUNGERFORD DRIVE #17 ROCKVILLE, MD. 20850 301-340-3340

                         [PAUL BROWNER, CPA LETTERHEAD]


October 18, 1995

Larry Finger
Washington Real Estate Investment Trust
10400 Connecticut Ave,
Kensington, MD 20895



                          INDEPENDENT AUDITOR'S REPORT

         We have audited the accompanying Statement of Operations (not including management, interest, depreciation and amortization) of NORCONCORD LIMITED PARTNERSHIP (TECH 100 INDUSTRIAL PARK) for the year ended December 31, 1994. These financial statements are the responsibility of the organization's ownership and management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the owners and management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations (not including management, interest, depreciation and amortization) of the NORCONCORD LIMITED PARTNERSHIP (TECH 100 INDUSTRIAL PARK) for the year ended December 31, 1994, in conformity with generally accepted accounting principles.





                                              /s/  PAUL BROWNER, CHTD.
                                                   ------------------------
                                                   Paul Browner, Chtd.

NORCONCORD LIMITED PARTNERSHIP
TECH 100 INDUSTRIAL PARK
STATEMENT OF OPERATIONS
(NOT INCLUDING MANAGEMENT, INTEREST, DEPRECIATION, AND AMORTIZATION EXPENSES) FOR THE YEAR ENDED DECEMBER 31, 1994


 INCOME
      Rental-base                                      891,787
      Rental-recoveries                                102,114
      Other                                              7,579
                                                   -----------
                   Total                                              1,001,480


EXPENSES

      Administrative                                    11,396
      General                                              441
      Insurance                                         15,255
      Repairs and maintenance                           33,809
      Security                                           1,684
      Taxes                                             76,133
      Telephone                                          1,338
      Utilities                                         37,170
                                                   -----------
                   Total                                                177,226
                                                                    -----------

NET INCOME                                                              824,254
                                                                    -----------




 (Not including Management, Interest, Depreciation and Amortization expenses)

                   See independent auditor's report
                   See accompanying footnotes

NORCONCORD LIMITED PARTNERSHIP
TECH 100 INDUSTRIAL PARK
FOOTNOTES TO FINANCIAL STATEMENT
(NOT INCLUDING MANAGEMENT, INTEREST, DEPRECIATION, AND AMORTIZATION EXPENSES) FOR THE YEAR ENDED DECEMBER 31, 1994


      1     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
            The partnership keeps its books and records, and prepares its financial statements and tax returns on the accrual basis of accounting.

            Tenant leases provide for a base rent plus a sharing of such expenses as real estate taxes, insurance, structural, common area maintenance and utilities.

      2     NATURE OF BUSINESS
            The partnership owns and operates an Industrial Park in Howard County, Maryland.
            There are three, one-story buildings with 14 tenants and 167,267 square feet on 15.173 acres.

      3     INCOME TAX
            No Federal or Maryland Income Tax is reflected on these financial statements as each partner is responsible for the tax on their share of taxable income.





            See independent auditor's report